Cash and cash equivalents	12 Months Ended
Mar. 31, 2013
Cash and cash equivalents

3. Cash and cash equivalents:

“Cash and cash equivalents” as of March 31, 2012 and 2013 comprised the following:

	Millions of yen
	2012	2013
Cash	¥161,597	¥260,109
Certificates of deposit	20,000	60,000
Commercial paper	199,979	69,989
Bailment for consumption	140,000	100,000
Other	502	3,576

Total	¥522,078	¥493,674

The aggregate amount of commercial paper as of March 31, 2012 and 2013 were ¥259,953 million and ¥69,989 million, respectively. As of March 31, 2012, ¥59,974 million was recorded in “Short-term investments” in the consolidated balance sheet as they have original maturities of longer than 3 months at the date of purchase and remaining maturities of 1 year or less at the end of fiscal year in addition to the amounts in “Cash and cash equivalents,” which is stated above. As of March 31, 2013, DOCOMO had no commercial paper recorded in “Short-term investments.” Commercial paper is classified as held-to-maturity securities and their amortized amounts approximate their fair value.

The aggregate amount of certificates of deposit as of March 31, 2012 and 2013 were ¥200,000 million and ¥60,000 million, respectively. As of March 31, 2012, ¥180,000 million was recorded in “Short-term investments” in the consolidated balance sheet as they have original maturities of longer than 3 months at the date of purchase and remaining maturities of 1 year or less at the end of fiscal year in addition to the amounts in “Cash and cash equivalents,” which is stated above. As of March 31, 2013, DOCOMO had no certificates of deposit recorded in “Short-term investments.”

Information regarding “Bailment for consumption” is disclosed in Note 13.